UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2016

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 95.7%
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 0.9%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	530,000		$530,662	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	230,000		232,300	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	230,000		231,150	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	530,000		556,500	(a)(c)

Total Auto Components					1,550,612

Automobiles - 2.7%
Daimler Finance NA LLC, Notes	8.500%	1/18/31	1,000,000		1,626,159	(c)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		689,593	(c)
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		168,445
General Motors Co., Senior Notes	6.250%	10/2/43	1,750,000		2,065,420	(c)

Total Automobiles					4,549,617

Hotels, Restaurants & Leisure - 1.5%
Brinker International Inc., Senior Notes	5.000%	10/1/24	560,000		567,763	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		595,650	(a)(c)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	430,000		462,250	(c)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	220,000		232,650	(a)(c)
MGM Resorts International, Senior Notes	4.625%	9/1/26	440,000		429,000
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	260,000		274,950	(a)

Total Hotels, Restaurants & Leisure					2,562,263

Household Durables - 0.6%
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	580,000		577,100	(a)(c)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		407,550	(c)

Total Household Durables					984,650

Media - 11.6%
21st Century Fox America Inc., Senior Debentures	8.875%	4/26/23	400,000		539,416	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	890,000		943,400	(a)(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,000,000		1,103,055	(a)(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000		494,668	(a)(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,130,000		2,575,856	(a)(c)
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,418,504	(c)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	650,000		690,625	(a)
Gray Television Inc., Senior Notes	5.875%	7/15/26	180,000		181,350	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,020,000		2,064,824	(a)(c)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		921,313	(c)
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	500,000		512,485	(c)
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,393,447	(c)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,167,166	(a)(c)
Viacom Inc., Senior Notes	4.375%	3/15/43	3,120,000		2,864,353	(c)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	820,000		836,400	(a)(c)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	620,000		619,225	(a)

Total Media					19,326,087

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.8%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000	$286,200	(a)(c)
L Brands Inc., Debentures	6.950%	3/1/33	180,000	188,550
L Brands Inc., Senior Notes	6.875%	11/1/35	280,000	305,200	(c)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	420,000	452,025	(c)

Total Specialty Retail				1,231,975

TOTAL CONSUMER DISCRETIONARY				30,205,204

CONSUMER STAPLES - 4.4%
Beverages - 1.1%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	540,000	620,877	(c)
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,010,000	1,201,679	(c)

Total Beverages				1,822,556

Food & Staples - 0.2%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	270,000	278,100	(a)

Food & Staples Retailing - 2.1%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	397,116	434,021	(a)(c)(d)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	415,623	475,613	(c)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	417,801	484,672	(c)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	408,551	497,951	(c)
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	404,987	517,184	(a)(c)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000	1,139,627	(c)

Total Food & Staples Retailing				3,549,068

Food Products - 0.6%
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	1,000,000	1,006,989	(a)(c)

Household Products - 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000	267,500	(c)

Tobacco - 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	310,000	403,034	(c)

TOTAL CONSUMER STAPLES				7,327,247

ENERGY - 19.2%
Energy Equipment & Services - 0.5%
CGG, Senior Notes	6.500%	6/1/21	750,000	365,625
Ensco PLC, Senior Notes	4.700%	3/15/21	100,000	89,700
Pride International Inc., Senior Notes	7.875%	8/15/40	400,000	300,000

Total Energy Equipment & Services				755,325

Oil, Gas & Consumable Fuels - 18.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	705,657	(c)
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,000,000	917,498	(c)
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	242,855	(c)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	130,000	73,450	*(d)(e)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	598,288	(c)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	550,000	629,750	(a)(c)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	278,400	(c)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	480,000	(c)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	420,000	(c)
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	379,810	(c)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	10,000	9,710
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	48,544	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,510,000	2,302,423	(c)
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	954,585	(c)
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	1,000,000	1,075,464	(c)
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,281,331	(c)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	579,000	594,199	(c)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	840,000	870,450	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	180,000	$186,300	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	190,000	229,716
Kinder Morgan Inc., Senior Bonds	5.550%	6/1/45	1,500,000	1,538,836	(c)
Magnum Hunter Resources Corp. Escrow	—	—	960,000	0	*(d)(f)(g)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	690,000	563,212	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	60,000	47,400	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	490,000	531,650	(a)(c)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	1,017,902	(c)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	370,000	374,625
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	496,600	(c)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	340,000	324,700	(c)
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	350,000	372,644	(c)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	277,295	(d)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	789,820	(c)(d)
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,500,000	1,447,350	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	630,000	710,325	(a)(c)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	500,000	433,450
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000	1,126,615	(a)(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	281,654	(c)(h)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	371,875	(a)(c)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	360,000	370,800	(a)(c)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	890,000	957,862
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	350,000	358,750	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	380,000	304,950	(c)(d)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	460,000	460,575	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	490,000	493,063	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,294,641	(a)(c)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	480,000	476,400	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	480,000	464,400
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	200,000	182,500
Williams Cos. Inc., Debentures	7.500%	1/15/31	443,000	505,020	(c)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	60,000	61,173
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	48,360	(c)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	160,000	169,200
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	225,750
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	720,000	803,520	(a)

Total Oil, Gas & Consumable Fuels				31,161,347

TOTAL ENERGY				31,916,672

FINANCIALS - 18.7%
Banks - 11.5%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,229,679	(c)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,200,000	1,273,126	(c)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	779,576	(a)(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000	1,942,500	(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	510,000	508,725	(a)(c)(i)(j)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,051,848	(a)(c)
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000	1,806,078	(c)
CIT Group Inc., Senior Notes	5.000%	8/15/22	250,000	265,625
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	513,670	(c)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	200,000	228,087	(c)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,237,498	(c)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,080,000	1,144,800	(a)(c)(i)(j)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000	748,155	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	800,000		$835,000	(c)(i)(j)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000		560,069	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,000,000		1,035,362	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	450,000		440,437	(i)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		156,333
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000		1,331,410	(c)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	140,000		159,204	(c)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000		1,015,653	(a)(c)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000		531,500	(a)(c)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	300,000		319,257	(a)(c)

Total Banks					19,113,592

Capital Markets - 2.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,500,000		1,584,391	(c)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000		1,065,111	(c)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000		903,169	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000		1,273,310	(c)

Total Capital Markets					4,825,981

Consumer Finance - 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	282,000		322,185	(c)

Diversified Financial Services - 3.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	230,000		241,788
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		823,135	(c)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,740,928	(h)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	373,000		383,104
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000		1,419,675	(c)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	80,000		86,700
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	700,000		776,125	(c)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000		436,500	(a)(c)

Total Diversified Financial Services					5,907,955

Insurance - 0.6%
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	330,000		274,725	(c)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000		801,300	(c)

Total Insurance					1,076,025

TOTAL FINANCIALS					31,245,738

HEALTH CARE - 3.3%
Biotechnology - 0.6%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	280,000		267,400	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000		281,479
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	390,000		435,845	(c)

Total Biotechnology					984,724

Health Care Equipment & Supplies - 0.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000		340,000	(a)(b)(c)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	330,000		323,400	(a)
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	440,000		476,300	(a)(c)

Total Health Care Equipment & Supplies					1,139,700

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 1.7%
Centene Corp., Senior Notes	5.625%	2/15/21	280,000	$296,800
Centene Corp., Senior Notes	4.750%	5/15/22	310,000	320,075	(c)
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	238,700
HCA Inc., Debentures	7.500%	11/15/95	475,000	479,750	(c)
HCA Inc., Notes	7.690%	6/15/25	90,000	101,152	(c)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000	297,500	(c)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	240,000	217,200
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	880,000	880,000	(c)

Total Health Care Providers & Services				2,831,177

Pharmaceuticals - 0.3%
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	570,000	623,252	(c)

TOTAL HEALTH CARE				5,578,853

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	809,693	(c)

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	470,000	489,975	(a)(c)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	280,000	287,000	(a)

Total Air Freight & Logistics				776,975

Airlines - 4.1%
Air 2 US, Notes	8.027%	10/1/19	674,983	705,357	(a)(c)(d)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	922,291	1,042,189	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	142,881	145,653	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	247,527	256,190	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	659,857	699,845	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	8.048%	11/1/20	270,688	302,493	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	231,707	248,795	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	97,120	110,601	(c)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	238,755	254,274
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	1,263,648	1,301,558	(c)
US Airways, Pass-Through Certificates, Senior Secured Bonds	7.125%	10/22/23	1,449,836	1,728,930	(c)

Total Airlines				6,795,885

Building Products - 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	230,000	241,500	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	330,000	344,850	(a)(c)

Total Building Products				586,350

Commercial Services & Supplies - 0.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000	202,950	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	250,000	257,500	(a)
West Corp., Senior Notes	5.375%	7/15/22	670,000	656,600	(a)(c)

Total Commercial Services & Supplies				1,117,050

Construction & Engineering - 0.3%
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	350,000	350,875	(a)(c)
Modular Space Corp., Secured Notes	10.250%	1/31/19	260,000	109,200	*(a)(c)(d)(e)

Total Construction & Engineering				460,075

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electrical Equipment - 0.1%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	180,000	$180,252	(a)(c)

Industrial Conglomerates - 0.1%
General Electric Co., Subordinated Notes	5.300%	2/11/21	129,000	147,810	(c)

Machinery - 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,150,000	1,178,750	(a)

Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	345,450	(a)(c)

Professional Services - 0.6%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	1,058,100	(a)

Road & Rail - 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	680,000	613,700	(a)(c)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	240,000	246,000	(a)

Total Road & Rail				859,700

Trading Companies & Distributors - 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	630,000	664,650	(c)

TOTAL INDUSTRIALS				14,980,740

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 1.0%
Harris Corp., Senior Notes	5.054%	4/27/45	1,500,000	1,717,902	(c)

IT Services - 0.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	110,000	51,150	(a)(d)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	98,000	101,430	(a)(c)
HP Enterprise Services LLC, Notes	7.450%	10/15/29	500,000	611,693	(c)

Total IT Services				764,273

Technology Hardware, Storage & Peripherals - 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	550,000	584,360	(a)(c)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	320,000	351,951	(a)(c)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	570,000	538,650	(c)
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	260,000	230,020

Total Technology Hardware, Storage & Peripherals				1,704,981

TOTAL INFORMATION TECHNOLOGY				4,187,156

MATERIALS - 6.8%
Chemicals - 1.6%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	490,000	501,944	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	971,750	(c)(h)
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	235,715	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	278,915	256,602	(a)(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	210,000	222,600	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	550,000	576,125	(a)

Total Chemicals				2,764,736

Construction Materials - 0.3%
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	440,000	445,903

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - 1.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,300,000	$1,306,500	(a)(c)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	390,000	398,775	(a)(c)
Crown Americas LLC/Crown Americas Capital Corp. V, Senior Notes	4.250%	9/30/26	300,000	300,375	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	54,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	280,000	289,100	(a)

Total Containers & Packaging				2,349,250

Metals & Mining - 3.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	300,000	311,625	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	560,000	578,900	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	450,000	450,000	(a)(c)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	207,900	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	430,000	464,400
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	90,000	87,075	(a)(c)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	440,000	498,300	(a)(c)(i)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	230,000	226,550
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	210,000	168,525
Novelis Corp., Senior Notes	5.875%	9/30/26	390,000	399,262	(a)
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	400,000	435,000	(a)(c)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	470,000	538,150	(a)(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	500,000	483,750
Vale SA, Senior Notes	5.625%	9/11/42	1,090,000	915,600	(c)

Total Metals & Mining				5,765,037

TOTAL MATERIALS				11,324,926

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	250,000	249,959	(a)
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	440,000	456,500	(a)(c)
GEO Group Inc., Senior Notes	6.000%	4/15/26	370,000	314,500	(c)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	450,000	450,000	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	282,100	(c)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	210,000	217,875

TOTAL REAL ESTATE				1,970,934

TELECOMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 6.9%
AT&T Inc., Senior Notes	5.350%	9/1/40	17,000	19,043
AT&T Inc., Senior Notes	4.550%	3/9/49	176,000	176,717	(a)
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	25,000	23,781	(c)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	130,000	135,688
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	549,875	(c)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	400,000	99,000	*(a)(e)
Orange SA, Notes	9.000%	3/1/31	600,000	957,298	(c)
Qwest Corp., Senior Notes	6.750%	12/1/21	1,500,000	1,670,625	(c)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,550,000	2,607,043	(a)(c)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,204,688	(c)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,680,000	1,957,077	(c)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	830,000	844,525	(c)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	50,000	49,875
Windstream Services LLC, Senior Notes	6.375%	8/1/23	250,000	226,875	(c)

Total Diversified Telecommunication Services				11,522,110

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 2.5%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	$230,500	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000	661,850	(a)(c)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	240,000	280,800	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	394,275
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	30,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	551,875	(a)(c)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000	261,300
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000	319,900	(c)
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	764,750	(c)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	570,000	590,776	(a)(c)

Total Wireless Telecommunication Services				4,086,626

TOTAL TELECOMMUNICATION SERVICES				15,608,736

UTILITIES - 3.1%
Electric Utilities - 2.7%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	206,325	(a)
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	1,500,000	1,466,400	(a)(c)(i)(j)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,299,602	(c)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	500,000	551,947	(c)(h)

Total Electric Utilities				4,524,274

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	20,000	25,691	(c)

Independent Power and Renewable Electricity Producers - 0.4%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	117,750	(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	403,000	425,669	(a)(c)

Total Independent Power and Renewable Electricity Producers				543,419

TOTAL UTILITIES				5,093,384

TOTAL CORPORATE BONDS & NOTES (Cost - $146,603,302)				159,439,590

ASSET-BACKED SECURITIES - 11.5%
AAA Trust, 2005-1A 1A3B	0.934%	2/27/35	462,140	419,392	(a)(i)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	859,683	688,302
ACE Securities Corp., 2005-WF1 M1	1.155%	5/25/35	303,323	301,734	(i)
Argent Securities Inc., 2003-W3 M1	1.649%	9/25/33	32,125	28,499	(i)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,942,171	1,973,635	(c)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	13,926	14,093	(i)
Bayview Financial Asset Trust, 2007-SR1A M1	1.325%	3/25/37	793,566	710,876	(a)(i)
Bayview Financial Asset Trust, 2007-SR1A M3	1.675%	3/25/37	301,008	263,382	(a)(i)
Bayview Financial Asset Trust, 2007-SR1A M4	2.025%	3/25/37	82,093	65,568	(a)(i)
Bear Stearns Asset-Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	412,775	255,273	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	344,729	345,940
Conseco Financial Corp., 1993-1 B	8.450%	4/15/18	8,338	2,025
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	118,809	123,732	(i)
Countrywide Asset-Backed Certificates, 2004-3 3A3	1.285%	8/25/34	135,516	121,416	(i)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.425%	10/25/47	648,237	589,583	(i)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.525%	8/25/47	23,393	19,827	(a)(i)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Credit Suisse First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.995%	5/25/44	11,666	$11,598	(a)(i)
Education Funding Capital Trust, 2004-1 B1	1.846%	6/15/43	1,200,000	1,110,019	(c)(i)
EMC Mortgage Loan Trust, 2003-B A1	1.075%	11/25/41	14,053	13,399	(a)(i)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	177,799	72,578	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.274%	2/25/31	23,034	22,883	(a)(i)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	8,829	8,830
Greenpoint Manufactured Housing, 1999-2 A2	3.084%	3/18/29	675,000	594,337	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	3.813%	6/19/29	350,000	319,655	(i)
Greenpoint Manufactured Housing, 1999-4 A2	4.021%	2/20/30	300,000	270,570	(i)
Greenpoint Manufactured Housing, 2001-2 IA2	4.012%	2/20/32	250,000	224,058	(i)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.028%	3/13/32	425,000	381,423	(i)
GSAA Home Equity Trust, 2004-8 A3A	1.265%	9/25/34	86,567	85,229	(i)
GSAA Home Equity Trust, 2006-19 A3A	0.765%	12/25/36	543,665	302,547	(i)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,013,837	1,002,410
GSRPM Mortgage Loan Trust, 2006-1 A1	0.825%	3/25/35	56,806	55,919	(a)(i)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.824%	9/25/36	75,754	72,948	(a)(i)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	95,384	97,220
Lehman XS Trust, 2007-1 WF1	4.813%	1/25/37	529,782	366,253	(i)
Morgan Stanley Capital Inc., 2003-NC9 M	1.650%	9/25/33	855,049	775,674	(i)
Morgan Stanley Capital Inc., 2003-SD1 A1	1.525%	3/25/33	13,330	12,724	(i)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.425%	8/25/34	1,539,471	1,463,307	(c)(i)
New Century Home Equity Loan Trust, 2004-3 M1	1.455%	11/25/34	1,480,740	1,341,655	(c)(i)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	133,033	136,982	(i)
Option One Mortgage Loan Trust, 2003-2 A2	1.125%	4/25/33	238,497	223,477	(i)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,567,868	1,344,390	(i)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,776,344	1,557,842	(i)
Park Place Securities Inc., 2004-WCW1 M2	1.545%	9/25/34	72,577	73,542	(i)
Park Place Securities Inc., 2004-WHQ2 M2	1.470%	2/25/35	176,845	176,301	(i)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	131,455	132,078
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.905%	11/25/35	470,884	381,838	(i)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	62,227	62,928	(i)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	50,567	50,232	(i)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	262,014	268,986	(a)
Structured Asset Securities Corp., 2006-GEL3 A2	0.755%	7/25/36	133,972	133,697	(a)(i)

TOTAL ASSET-BACKED SECURITIES (Cost - $16,561,573)				19,070,806

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.9%
American Home Mortgage Investment Trust, 2007-A 4A	1.424%	7/25/46	563,427	208,053	(a)(i)
Banc of America Funding Corp., 2004-B 6A1	2.063%	12/20/34	231,334	159,937	(i)
BCAP LLC Trust, 2009-RR12 2A2	0.884%	3/26/35	1,843,502	1,273,453	(a)(i)
Bear Stearns Alt-A Trust, 2004-03 A1	1.165%	4/25/34	246,556	235,701	(i)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.953%	1/25/36	643,379	534,680	(i)
Bear Stearns Asset-Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	244,243	2	(a)(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.755%	10/25/35	1,010,335	891,622	(a)(c)(i)
Countrywide Home Loans, 2004-R2 1AF1	0.945%	11/25/34	155,109	130,760	(a)(i)
Countrywide Home Loans, 2005-7 1A1	1.065%	3/25/35	632,435	578,841	(i)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	878,524	889,821	(a)(i)
HarborView Mortgage Loan Trust, 2004-08 3A2	1.331%	11/19/34	96,045	72,974	(i)
HarborView Mortgage Loan Trust, 2004-10 4A	3.030%	1/19/35	169,498	166,117	(i)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Impac CMB Trust, 2005-2 2A2	1.325%	4/25/35	78,785	$72,788	(i)
Impac CMB Trust, 2A-10	1.165%	3/25/35	201,236	170,704	(i)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	39,691	39,346
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	869,920	625,745	(c)(i)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.568%	6/15/36	232,361	876	(a)(d)(i)
Merit Securities Corp., 11PA 3A1	1.144%	4/28/27	79,983	70,465	(a)(i)
Merit Securities Corp., 11PA B3	2.774%	9/28/32	651,194	538,016	(a)(i)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	374,504	346,243	(c)(i)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	1,913,422	77,552	(d)(i)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	1.002%	7/25/34	4,106,974	175,709	(d)(i)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.155%	7/25/34	304,770	3,062	(d)(i)
Regal Trust IV, 1999-1 A	2.193%	9/29/31	19,229	17,853	(a)(i)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	11,200	10,683	(d)
Sequoia Mortgage Trust, 2003-2 A2	1.611%	6/20/33	19,487	18,886	(i)
Sequoia Mortgage Trust, 2004-10 A1A	1.152%	11/20/34	15,757	14,753	(i)
Sequoia Mortgage Trust, 2004-12 A1	1.072%	1/20/35	182,331	166,566	(i)
Structured Asset Securities Corp., 1998-RF2 A	6.475%	7/15/27	189,531	185,099	(a)(i)
Structured Asset Securities Corp., 2002-9 A2	1.125%	10/25/27	346,017	337,209	(c)(i)
Structured Asset Securities Corp., 2003-9A 2A2	2.816%	3/25/33	109,231	108,291	(i)
Structured Asset Securities Corp., 2004-NP1 A	1.325%	9/25/33	45,494	44,982	(a)(i)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.461%	9/25/36	950,274	578,020
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR06 A	0.945%	5/25/44	349,075	328,179	(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	0.915%	10/25/44	251,656	242,881	(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.447%	7/25/46	650,980	433,408	(c)(i)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	12,065	13,110

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $8,632,913)				9,762,387

CONVERTIBLE BONDS & NOTES - 0.5%
CONSUMER DISCRETIONARY - 0.3%
DISH Network Corp., Senior Notes	3.375%	8/15/26	440,000	481,800	(a)

ENERGY - 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	410,000	410,000	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $850,000)				891,800

MORTGAGE-BACKED SECURITIES - 0.1%
FNMA - 0.1%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $163,855)	6.500%	8/25/44	161,542	180,406

SENIOR LOANS - 1.1%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000	429,642	(k)(l)

ENERGY - 0.3%
Energy Equipment & Services - 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	537,644	349,469	(d)(k)(l)

Oil, Gas & Consumable Fuels - 0.1%
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	102,089	99,026	(d)(g)(k)(l)

TOTAL ENERGY				448,495

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	410,667		$406,560	(k)(l)

UTILITIES - 0.3%
Electric Utilities - 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	238,797		217,902	(d)(k)(l)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	423,550		374,842	(d)(k)(l)

Total Utilities					592,744

TOTAL SENIOR LOANS (Cost - $2,105,132)					1,877,441

SOVEREIGN BONDS - 2.8%
Argentina - 0.6%
Republic of Argentina, Senior Notes	6.875%	4/22/21	340,000		370,090	(a)(c)
Republic of Argentina, Senior Notes	7.500%	4/22/26	210,000		236,880	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	300,000		317,700	(a)

Total Argentina					924,670

Mexico - 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	16,019,970	MXN	853,279

Poland - 1.4%
Republic of Poland, Bonds	4.000%	10/25/23	8,440,000	PLN	2,395,222	(c)

Russia - 0.3%
Russian Federal Bond, Bonds	7.050%	1/19/28	34,870,000	RUB	515,602

TOTAL SOVEREIGN BONDS (Cost - $5,003,589)					4,688,773

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.3%
U.S. Government Obligations - 13.3%
U.S. Treasury Notes	0.875%	11/30/17	14,950,000		14,979,197	(c)
U.S. Treasury Notes	1.375%	9/30/20	6,790,000		6,870,896	(c)
U.S. Treasury Notes	1.125%	8/31/21	250,000		249,746

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $22,058,330)					22,099,839

			SHARES
COMMON STOCKS - 1.0%
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc.			16,942		29,310	*(d)

Oil, Gas & Consumable Fuels - 0.4%
Magnum Hunter Resources Corp.			52,591		631,092	*(c)(d)

TOTAL ENERGY					660,402

FINANCIALS - 0.6%
Banks - 0.6%
Citigroup Inc.			7,565		357,295
Wells Fargo & Co.			12,990		575,197

TOTAL FINANCIALS					932,492

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			1,900		23,845	*(d)(g)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY		SHARES	VALUE
INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS		8,860	$68,842	*(d)(g)

TOTAL COMMON STOCKS (Cost - $2,986,003)			1,685,581

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.3%
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Allergan PLC (Cost - $551,231)	5.500%	659	541,454

PREFERRED STOCKS - 1.2%
FINANCIALS - 1.2%
Diversified Financial Services - 1.2%
Citigroup Capital XIII	7.121%	75,725	1,994,597	(i)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%	33,900	24	*(e)(g)

Total Diversified Financial Services			1,994,621

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%	100	424	*(i)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	200	888	*

Total Thrifts & Mortgage Finance			1,312

TOTAL PREFERRED STOCKS (Cost - $1,996,536)			1,995,933

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $207,512,464)			222,234,010

SHORT-TERM INVESTMENTS - 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $976,693)	0.253%	976,693	976,693

TOTAL INVESTMENTS - 134.0% (Cost - $208,489,157#)			223,210,703
Liabilities in Excess of Other Assets - (34.0)%			(56,616,693)

TOTAL NET ASSETS - 100.0%			$166,594,010

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2016

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of September 30, 2016.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
GBP	— British Pound
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$31,916,672	$0	*	$31,916,672
Industrials	—	14,470,276	510,464		14,980,740
Other Corporate Bonds & Notes	—	112,542,178	—		112,542,178
Asset-Backed Securities	—	18,061,189	1,009,617		19,070,806
Collateralized Mortgage Obligations	—	9,762,387	—		9,762,387
Convertible Bonds & Notes	—	891,800	—		891,800
Mortgage-Backed Securities	—	180,406	—		180,406
Senior Loans:
Consumer Discretionary	—	429,642	—		429,642
Energy	—	—	448,495		448,495
Health Care	—	—	406,560		406,560
Utilities	—	217,902	374,842		592,744
Sovereign Bonds	—	4,688,773	—		4,688,773
U.S. Government & Agency Obligations	—	22,099,839	—		22,099,839
Common Stocks:
Energy	$29,310	631,092	—		660,402
Financials	932,492	—	—		932,492
Health Care	—	—	23,845		23,845
Industrials	—	—	68,842		68,842
Convertible Preferred Stocks	541,454	—	—		541,454
Preferred Stocks:
Financials	1,995,021	888	24		1,995,933

Total Long-Term Investments	$3,498,277	$215,893,044	$2,842,689		$222,234,010

Short-Term Investments†	$976,693	—	—		$976,693

Total Investments	$4,474,970	$215,893,044	$2,842,689		$223,210,703

Other Assets	—	—	$7,743		$7,743

Other Financial Instruments:
Forward Foreign Currency Contracts	—	$49,319	—		$49,319
Futures Contracts	$640	—	—		640

Total Other Financial Instruments	$640	$49,319	—		$49,959

Total	$4,475,610	$215,942,363	$2,850,432		$223,268,405

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$4,879	—		$4,879

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, securities valued at $888 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BOND & NOTES
INVESTMENTS IN SECURITIES	ENERGY		INDUSTRIALS	ASSET-BACKED SECURITIES
Balance as of December 31, 2015	—		$2,546,072	$2,533,965
Accrued premiums/discounts	—		8,019	47,783
Realized gain (loss)	—		—	(33,594)
Change in unrealized appreciation (depreciation)[1]	—		(101,569)	96,897
Purchases	$0	*	—	339,750
Sales	—		(894,774)	(1,549)
Transfers into Level 3[2]	—		254,274	0
Transfers out of Level 3[3]	—		(1,301,558)	(1,973,635)

Balance as of September 30, 2016	$0	*	$510,464	$1,009,617

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	—		$(12,347)	$20,194

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER STAPLES	ENERGY	HEALTH CARE	UTILITIES
Balance as of December 31, 2015	$176,400	$559,900	—	$341,420
Accrued premiums/discounts	318	5,824	—	769
Realized gain (loss)	1,127	(56,807)	—	55
Change in unrealized appreciation (depreciation)[1]	2,155	19,170	—	35,823
Purchases	—	571,081	—	—
Sales	(180,000)	(650,673)	—	(3,225)
Transfers into Level 3[2]	—	—	$406,560	—
Transfers out of Level 3[3]	—	—	—	—

Balance as of September 30, 2016	—	$448,495	$406,560	$374,842

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	—	$19,170	—	$35,823

	COMMON STOCKS
INVESTMENTS IN SECURITIES	HEALTH CARE	INDUSTRIALS	PREFERRED STOCKS	OTHER ASSETS	TOTAL
Balance as of December 31, 2015	$157,700	$41,368	—	$7,743	$6,364,568
Accrued premiums/discounts	—	—	—	—	62,713
Realized gain (loss)	36,853	—	—	—	(52,366)
Change in unrealized appreciation (depreciation)[1]	21,358	27,474	—	—	101,308
Purchases	17,418	—	—	—	928,249
Sales	(209,484)	—	—	—	(1,939,705)
Transfers into Level 3[2]	—	—	$24	—	660,858
Transfers out of Level 3[3]	—	—	—	—	(3,275,193)

Balance as of September 30, 2016	$23,845	$68,842	$24	$7,743	$2,850,432

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	$6,427	$27,475	—	—	$96,742

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,335,858
Gross unrealized depreciation	(4,614,312)

Net unrealized appreciation	$14,721,546

At September 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	5	12/16	$656,265	$655,625	$640

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,000	USD	9,001	Citibank N.A.	11/10/16	$1
USD	1,899,543	EUR	1,690,000	Citibank N.A.	11/10/16	(2,139)
GBP	112,800	USD	149,052	UBS AG	11/10/16	(2,740)
USD	1,865,248	GBP	1,400,000	UBS AG	11/10/16	49,318

Total						$44,440

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 18, 2016